Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The transactions contemplated by the Stock Purchase Agreement (the "Agreement"), by and among, Janel Corporation., (the “Company”) and Indco, Inc, a Tennessee corporation, (“Indco”) was consummated on March 21, 2016.Attached hereto are the unaudited pro forma condensed statement of operations for the six months ended March 31, 2016 and twelve months ended September 30, 2015 presenting the statements of income of Janel and Indco giving effect to the Transaction as if they had occurred on September 30, 2014. In presenting these income statements, we have adjusted the historical financial information to give effect to pro forma events that are (1) attributable directly to the Transactions, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the results.

Accordingly, we have adjusted the historical financial statements to give effect to the following events in connection with the Transactions:

•	A charge to income for the estimated amortization of the intangible assets acquired.
•	An increase in bank borrowings used for the purchase price and additional working capital for Indco and a corresponding charge to income for the additional expense associated.
•	A reduction to Federal Income Tax Expense to reflect the Janel Corp tax carryforward
•	Allocating 8.35% of Net Income to reflect non-controlling interest in Indco
•	A charge to income for the estimated costs associated with the acquisition ($150,000)

The unaudited condensed balance sheet of the Company at March 31, 2016, presenting the balance sheets of the Company and Indco, giving effect to the Transaction, were included in the Company’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2016.

The transaction contemplated by the Agreement will be accounted for under the acquisition method of accounting in accordance with the authoritative guidance of the Financial Accounting Standards Board for generally accepted accounting principles in the United States with Janel treated as the accounting and legal acquirer. The allocation of the purchase price is preliminary and is dependent upon certain valuations that have not progressed to a stage where there is sufficient information to make a final allocation. Accordingly, the final acquisition accounting adjustments may be materially different from the unaudited pro forma adjustments presented herein.

You should read this information in conjunction with:

•	The accompanying notes to the unaudited pro forma condensed financial information.
•	The Company’s Form 10-K for the fiscal year ended September 30, 2015 and Form 10-Q for the six months ended March 31, 2016.
•	The Company’s Current Report on Form 8-K dated March 21, 2016.
•	Indco’s separate audited financial statements as of and for the years ended December 31, 2015 and 2014 included in Exhibit 99.1 hereto.

The unaudited pro forma condensed financial information has been prepared for informational purposes only. The unaudited pro forma adjustments represent management's estimates based on information available at this time. The unaudited pro forma condensed financial information is not necessarily indicative of what the financial position or results of operations actually would have been had the Transactions been completed at the dates indicated. In addition, the unaudited pro forma condensed financial information does not purport to project the future financial position or operating results of the combined company.

JANEL CORPORATION AND SUBSIDIARIES

PROFORMA CONDENSED STATEMENT OF OPERATIONS

(Unaudited)

	JANEL	Indco			Combined
	Six Months Ended	Six Months Ended			Six Months Ended
	March 31,	March 31,			March 31,
	2016	2016		Proforma	2016
	Historical	Historical		Adjustments	Proforma

REVENUES	$38,510,698	$3,593,347		$-	$42,104,044

COST AND EXPENSES:
Cost of sales - manufacturing		1,612,767			1,612,767
Forwarding expenses	32,014,619	-			32,014,619
Selling, general and administrative	6,106,621	1,281,960			7,388,581
Depreciation and Amortization	218,398	63,396	A	95,113	376,906
TOTAL COSTS AND EXPENSES	38,339,638	2,958,123		95,113	41,392,873
	-				-
INCOME From Operations	171,060	635,224		(95,113)	711,171

OTHER ITEMS:
Interest expense net of interest and dividend income	(261,816)	(62,414	)B	(60,043)	(384,273)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(90,756)	572,810		(155,156)	326,898
Income taxes (Note 9)	(30,477)	(237,716	)C	194,755	(73,438)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	(121,233)	335,094		39,599	253,460
Loss From Discontinued Operations, net of tax (Note 7)	(183,177)	-		-	(183,177)

NET INCOME (LOSS)	(304,410)	335,094		39,599	70,283
Less: Net Income attributable to non-controlling interests	-	(14,305	)D	(16,982)	(31,287)

NET INCOME (LOSS) ATTRIBUTABLE TO JANEL CORPORATION SHAREHOLDERS	(304,410)	320,789		22,617	38,996
Preferred stock dividends (Note 8)	(128,346)	-		-	(128,346)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	(432,756)	320,789		22,617	(89,349)

Income per share from continuing operations attributable to common shareholders:
Basic					$0.44
Diluted					$0.41

(Loss) per share from discontinued operations attributable to common shareholders:
Basic					$(0.32)
Diluted					$(0.30)

Net Income per share attributable to common shareholders:
Basic					$(0.16)
Diluted					$(0.14)
Weighted average shares outstanding:
Basic					573,951
Diluted				*	616,998

(*) subject to newly granted stock options

NOTES:
A	Net additional amortization of $22,011 per month less Indco reported amortization expense
B	Net additional Interest expense from New debt. Less previously expensed interest expense on old debt.
C	Eliminate Federal Income Tax expense due to Janel Corp tax carryforward
D	8.35% non-controlling interest on 5 months net income for Indco

JANEL CORPORATION

PROFORMA CONDENSED STATEMENT OF OPERATIONS

(Unaudited)

	JANEL	Indco			Combined
	Twelve Months Ended	Twelve Months Ended			Twelve Months Ended
	September 30,	September 30,			September 30,
	2015	2015		Proforma	2015
	Historical	Historical		Adjustments	Proforma

REVENUES	74,740,146	7,324,320			82,064,466

COST AND EXPENSES:
Cost of sales - manufacturing		3,268,880			3,268,880
Forwarding expenses	63,141,275				63,141,275
Selling, general and administrative	9,741,840	2,316,915	E	150,000	12,208,755
Depreciation and Amortization	318,826	116,913	A	299,994	735,733
TOTAL COSTS AND EXPENSES	73,201,941	5,702,708		449,994	79,354,642

INCOME From Operations	1,538,205	1,621,612		(449,994)	2,709,823

OTHER ITEMS:
Interest expense net of interest and dividend income	(504,445)	(128,835	)B	(160,494)	(793,774)

NET INCOME FROM CONTINUING OPS BEFORE INCOME TAXES	1,033,760	1,492,777		(610,488)	1,916,050
Income taxes (Note 9)	(150,000)	(619,503	)C	507,544	(261,958)

NET INCOME FROM CONTINUING OPERATIONS	883,760	873,275		(102,943)	1,654,092
Loss From Discontinued Operations, net of tax (Note 7)	(244,039)	-			(244,039)

NET INCOME	639,721	873,275		(102,943)	1,410,053
Less: Net Income attributable to non-controlling interests	-	-	D	(64,323)	(64,323)

NET INCOME ATTRIBUTABLE TO JANEL CORPORATION SHAREHOLDERS	639,721	873,275		(167,266)	1,345,730
Preferred stock dividends (Note 8)	(241,875)	-		-	(241,875)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	397,845	873,275		(167,266)	1,103,855

Income per share from continuing operations attributable to common shareholders:
Basic
Diluted					$2.96
					$2.79
(Loss) per share from discontinued operations attributable to common shareholders:
Basic
Diluted					$(0.44)
					$(0.41)
Net Income per share attributable to common shareholders:
Basic
Diluted					$1.97
Weighted average shares outstanding:					$1.86
Basic
Diluted					559,411
					592,116

NOTES:
A	Net additional amortization of $22,011 per month less Indco reported amortization expense
B	Net additional Interest expense from New debt. Less previously expensed interest expense on old debt.
C	Eliminate Federal Income Tax expense due to Janel Corp tax carryforward
D	8.35% non-controlling interest on 12 months net income for Indco
E	Estmated acquisition costs relating to the Indco Transaction